[The American Funds Group(r)]

Limited Term Tax-Exempt Bond Fund of America
   Semi-Annual Report
      for the six months ended January 31, 2000

[illustration:  fall forest landscape with dirt path]

Taking the Middle Path

Limited Term Tax-Exempt Bond Fund of America (SM) seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1999 (the most recent calendar quarter), assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods - Since inception on October 6, 1993: +27.69%, or +4.00% a year; 5 years: +27.11%, or +4.91% a year; 12 months: -4.30%. These results reflect the effect of a contractual expense reimbursement. Without the reimbursement, results would have been lower.

The fund's 30-day yield as of February 29, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.48%. The fund's distribution rate as of that date was 4.31%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

Please see back cover for important information about Class A and B shares.

Fellow Shareholders:

Faced with a difficult municipal bond market, Limited Term Tax-Exempt Bond Fund of America closed the first half of fiscal 2000 down slightly, but remained ahead of the majority of its peers.

For the six months ended January 31, the fund's monthly dividends totaled 31.0 cents a share, all exempt from regular federal income taxes.

- If you took those dividends in cash, they represented a tax-free income return of 2.11% (4.22% annualized).

- If you reinvested your dividends in additional fund shares, your income return was 2.14% (4.28% annualized).

- To match a 4.28% tax-free income return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 7.09% from a taxable investment.

Rising interest rates during the period drove down the price of most bonds, including many bonds in the fund's portfolio. Reflecting the decline, the share price fell to $14.20 on January 31 from $14.62 at the beginning of the period. The fund's income return largely offset that shift, producing a decline in value of 0.8% (not annualized) if you reinvested dividends, as most shareholders do.

The fund remained ahead of the average intermediate municipal bond fund, which lost 1.30%, according to Lipper Inc. The unmanaged Lehman Brothers 7-Year Municipal Bond Index (which reflects no expenses) fell 0.19%.

Fund true to form

With interest rates climbing, Limited Term Tax-Exempt Bond Fund's shares would be expected to lose value. However, much as the fund has done in similar circumstances, it did not lose as much ground as most of its peers. This tendency has put Limited Term Tax-Exempt Bond Fund ahead of the average intermediate municipal bond fund for the six-month, one-year, five-year and lifetime periods ended January 31, as measured by Lipper. (Rankings do not reflect the effect of sales charges.) The fund has achieved this record even though it has sometimes trailed many of its peers when municipal bonds rallied. We believe this success is due to the fund's cautious strategy, which balances conservation of principal with generating income. In practice, this has meant the fund has tended to hold bonds with shorter maturities than many other limited term tax-exempt bond funds.

Economic review

Keeping a watchful eye on inflationary pressures, the Federal Reserve Board raised the federal funds rate (the interest rate banks charge each other on overnight loans) twice during the fund's fiscal half-year - from 5.0% to 5.5%. Including its most recent hike on March 21, the Fed has now raised the rate five times since it began to tighten it on June 30, 1999.

While Fed actions and their timing can never be predicted with certainty, looking forward it appears further upticks may be possible in the near term. Inflation appears to remain subdued. That said, some upward pressure is building behind wages and other key indicators. We will continue to monitor the economy's movements and make appropriate adjustments to the fund's portfolio as we believe necessary.

Portfolio review

The fund continues to maintain a high level of credit quality. The portion of the portfolio in bonds rated A and above was nearly 70% at the close of the period.

On January 31, the fund's portfolio consisted of 175 debt issues from 43 states and territories. Our largest holdings are concentrated in health care facility and housing bonds. Assets currently stand at $274 million.

We look forward to reporting to you again in six months in the fund's annual report.

Cordially,

/s/ Paul G. Haaga, Jr.   /s/ Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine

Chairman of the Board    President
March 22, 2000

Limited Term Tax-Exempt Bond Fund of America
Investment Portfolio, January 31, 2000
Unaudited

Portfolio Composition

California (CA) -  9.96%
Michigan (MI) -  8.99%
Illinois (IL) -  7.77%
New York (NY) -  7.66%
Texas (TX) -  5.66%
Louisiana (LA) -  5.11%
North Carolina (NC) -  4.89%
Pennsylvania (PA) -  4.15%
Maine (ME) -  3.64%
Washington (WA) -  3.53%
Other states - 33.87%
Cash & Equivalents - 4.77%


                                                                                          Principal     Market
                                                                                             Amount      Value
Tax-Exempt Securities Maturing in More Than One Year - 95.23%                                  (000)      (000)
-------------------------------------------------------------------                          ------     ------


Alabama  -  1.07%
Industrial Dev. Board of the City of Butler, Pollution Control Ref. Rev.                      $3,000     $2,925
  Bonds (James River Project), Series 1993, 5.50% 2005
Alaska  -  1.07%
Industrial Dev. and Export Auth., Power Rev. Bonds, First Series AMT                           1,000        996
  (Snettisham Hydroelectric Project), AMBAC Insured, 5.25% 2005
Student Loan Corp., Student Loan Rev. Bonds, AMBAC Insured AMT:
1997 Series A, 5.20% 2006                                                                      1,000        988
1999 Series A, 4.80% 2007                                                                      1,000        954

Arizona  -  0.64%
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds                        1,950      1,762
  (Catholic Healthcare West Project), 1998 Series A, 4.30% 2005
California  -  9.96%
Health Facs. Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital), Series 1993:
5.00% 2001                                                                                     1,150      1,151
5.20% 2003                                                                                     1,000        996
5.30% 2004                                                                                     1,010      1,005
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                                                     1,000        925
5.00% 2007                                                                                     1,000        909
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. Bonds                            3,500      3,083
   (USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018
   (2008) (1)
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds                               4,000      3,782
   (Irvine Apartment Communities, LP), Series 1998A-1 AMT, 5.05% 2025
   (2008) (1)
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Ref.
  Rev. Cert. of Part. (Episcopal Homes Foundation):
Series 1997A, 5.25% 2007                                                                         840        831
Series 1998, 5.00% 2007                                                                        1,405      1,323
City of Duarte, City of Hope National Medical Center, Cert. of Part.,                          1,000        925
   Series 1999A, 5.25% 2008
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
  Project), 1995 Series A:
5.75% 2005                                                                                     3,500      3,501
5.75% 2006                                                                                       780        777
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part.                             2,555      2,604
   (Marina del Rey), Series A, 6.25% 2003
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds                                 2,200      2,315
   (Procter & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev. Bonds (Campbell
   Soup Project), 1995 Series:
6.50% 2004                                                                                     2,000      2,069
6.50% 2005                                                                                     1,100      1,140

Colorado  -  3.15%
Housing and Fin. Auth., Single Family Program Senior Bonds, 1995 Series                          530        530
   C-2, 5.625% 2009 (2000) (1)
City and County of Denver, Airport System Rev. Bonds, Series 1992C                             1,640      1,709
  AMT, 6.55% 2003
Eaglebend Affordable Housing Corp., Multifamily Housing Project Rev.
  Ref. Bonds, Series 1997 A:
5.45% 2002                                                                                       355        354
5.75% 2007                                                                                     2,585      2,545
The Regents of the University of Colorado, Ref. Cert. of Part.                                 2,415      2,502
  (Telecommunications and Cogeneration Projects), Series 1996, AMBAC
  Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref. Rev. Bonds, Series                        1,000      1,014
 1997A, AMBAC Insured, 5.50% 2007
Connecticut  -  0.57%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                                                500        519
6.375% 2004 (Escrowed to Maturity)                                                               995      1,054

District of Columbia  -  1.61%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                                                932        941
5.10% 2002                                                                                        68         69
Fixed Rate Rev. Bonds (National Academy of Sciences Project), Series 1999A,                    1,065      1,049
   AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
  Series 1997A, MBIA  Insured:
6.00% 2006 (Escrowed to Maturity)                                                              1,000      1,047
6.00% 2007 (Escrowed to Maturity)                                                              1,250      1,311

Florida  -  1.00%
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds,                                 1,500      1,410
  (Shell Point/Alliance Obligated Group, Shell Point Village Project),
  Series 1999A, 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County), Capital Improvement                     1,380      1,332
   Rev. Bonds, Series 1998A, 5.25% 2003
Hawaii  -  1.09%
Cert. of Part. (Kapolei State Office Building), 1998 Series A, AMBAC Insured:
4.10% 2004                                                                                     2,125      1,998
5.00% 2005                                                                                     1,000        990

Idaho  -  1.07%
Housing and Fin. Association, Single Family Mortgage Bonds, AMT:
1998 Series C-2, 5.25% 2011                                                                      520        507
1998 Series E-3, 5.125% 2011                                                                     750        728
1998 Series H, 4.65% 2012                                                                      1,200      1,147
1998 Series I-2, 4.70% 2012                                                                      600        565

Illinois  -  7.77%
Health Facs. Auth., Rev. Ref. Bonds:
Series 1997A (Advocate Health Care Network):
5.50% 2004                                                                                     1,250      1,260
5.10% 2005                                                                                     1,815      1,788
Series 1998A (Advocate Health Care Network), 5.00% 2006                                        1,730      1,675
Series 1998 (Centegra Health System), 5.50% 2007                                               2,480      2,413
Series 1997A (Highland Park Hospital Project), FGIC Insured, 5.50% 2005                        1,490      1,511
Series 1998 (Northwestern Medical Faculty Foundation, Inc.), MBIA Insured,                     1,810      1,804
    5.25% 2006
Series 1993 (OSF Healthcare System), 5.25% 2001                                                2,300      2,309
Series 1999 (OSF Healthcare System):
5.125% 2004                                                                                      815        801
5.25% 2005                                                                                       855        838
5.375% 2006                                                                                      900        883
5.50% 2008                                                                                     1,000        972
Series 1997A (Victory Health Services), 5.25% 2004                                             1,755      1,726
Housing Dev. Auth., Multi-Family Housing Bonds, 1992 Series A, 6.55% 2003                      1,165      1,205
Chicago O'Hare International Airport, Special Fac. Rev. Ref. Bonds, Series                     1,000      1,080
  1994 (American Airlines, Inc. Project), 8.20% 2024 (2004) (1)
County of Cook, G.O. Capital Improvement Bonds, Series 1996, FGIC Insured,                     1,000      1,045
   6.00% 2006
Indiana  -  1.94%
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group, Series 1999D, 5.50% 2008                                              1,000        995
Clarian Health Partners, Inc., Series 1996A, MBIA Insured, 5.25% 2008                          1,000        986
Hospital Auth.:
City of Fort Wayne, Rev. Bonds, (Parkview Health System, Inc. Project),                        1,000        932
  Series 1998, MBIA Insured, 4.10% 2004
St. Joseph County, Health System Bonds, (Memorial Health System), Series                       1,010      1,012
   1998A, 5.50% 2008
Housing Fin. Auth., Multifamily Housing Rev. Bonds (Indiana Affordable                         1,400      1,385
   Housing, Inc.), Series 1999A, 5.40% 2009
Iowa  -  1.80%
Fin. Auth., Hospital Facs. Rev. Bonds:
Series 1998A (Iowa Health System), MBIA Insured, 5.25% 2007                                    1,895      1,878
Series 1999 (Mercy Medical Center Project), FSA Insured, 5.30% 2009                            1,000        971
Student Loan Liquidity Corp., Student Loan Rev. Bonds, Series 1992C                            2,000      2,093
  AMT, 6.80% 2005
Kentucky  -  0.98%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
   (Appalachian Regional Healthcare, Inc. Project), Series 1997:
5.20% 2004                                                                                     1,000        926
5.40% 2006                                                                                     1,500      1,349
5.50% 2007                                                                                       465        413

Louisiana  -  5.11%
Public Facs. Auth., Hospital Rev. and Ref. Bonds (Franciscan Missionaries                      4,500      4,537
   of Our Lady Health System Project), Series 1998A, FSA Insured, 5.50% 2006
Jefferson Parish Hospital Service Dist. No. 2, Parish of Jefferson,                            2,150      2,129
  Hospital Rev. Bonds, Series 1998, FSA Insured, 5.00% 2005
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bonds                             5,000      5,381
   (Trunkline LNG  Co. Project), Series 1992, 7.75% 2022
Parish of St. Charles, Pollution Control Rev. Ref. Bonds (Entergy Louisiana,                   2,000      1,967
   Inc. Project), Series 1999-C, 5.35% 2029 (2003) (1)
Maine  -  3.64%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds, AMT:
Series 1991, 6.90% 2003                                                                        3,295      3,345
Series 1994A-4:
5.95% 2003                                                                                     1,000      1,028
6.05% 2004                                                                                     1,500      1,547
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                                                      1,280      1,284
1994 Series C-1, 5.90% 2015                                                                    1,325      1,353
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                                       515        531
6.30% 2004                                                                                       880        908


Maryland  -  0.69%
Community Dev. Administration, Dept. of Housing and Community Dev.,                            1,905      1,904
   Single Family Program Bonds, 1994 First Series, 5.70% 2017 (2004) (1)
Massachusetts  -  0.90%
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill                      1,550      1,418
   Project), Series 1998A  AMT, 5.15% 2007
The New England Education Loan Marketing Corp., Student Loan Rev. Ref.                         1,000      1,041
  Bonds, 1992 Senior Issue A, 6.50% 2002
Michigan  -  8.99%
Hospital Fin. Auth., Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A, 7.20% 2003                                1,375      1,479
  (Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                                                 4,345      4,032
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group, AMBAC Insured:
Series 1993B, 5.00% 2006                                                                       1,000        978
Series 1997A, 5.00% 2006                                                                       1,000        978
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007                                     1,140      1,052
Henry Ford Health System, Series 1999A, 5.50% 2008                                             1,000        984
Mercy Health Services, Series 1997T, 6.25% 2011                                                1,000      1,018
Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                                     2,000      1,875
Hospital Fin. Auth. Variable Rate Rev. Bonds (Ascension Health Credit Group):
Series 1999B-3, 5.30% 2033 (2006) (1)                                                          5,000      4,945
Series 1999B-4, 5.375% 2033 (2007) (1)                                                         2,000      1,975
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A, AMBAC                            1,200      1,254
  Insured, 6.40% 2005
City of Detroit, G.O. Ref. Bonds (Unlimited Tax):
Series 1995-A, 6.25% 2004                                                                      1,000      1,036
Series 1995-B, 6.75% 2003                                                                      2,000      2,090
City of Flint Hospital Building Auth., Rev. Ref. Bonds (Hurley Medical                         1,000        965
  Center), Series 1998A, 5.00% 2003

Minnesota  -  0.35%
City of Maplewood, Health Care Fac. Rev. Bonds (HealthEast Project),                           1,000        966
   Series 1996, 5.80% 2003

Nebraska  -  0.58%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds, Series 1991A                             1,530      1,586
   (Sisters of Charity Health Care Systems, Inc.), MBIA Insured, 6.375% 2005

Nevada  -  0.34%
Housing Division, Single Family Mortgage Bonds, 1998 Series B-1, 5.20% 2011                      995        936

New Hampshire  -  1.09%
Business Fin. Auth., Pollution Control Ref. Rev. Bonds (The United                             3,000      2,982
  Illuminating Company Project), Series 1999A AMT, 5.40% 2029 (2002)(1)

New Jersey  -  1.95%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village
  Project), Series 1998A:
5.00% 2006                                                                                     1,275      1,191
5.05% 2007                                                                                     1,375      1,265
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds, 1994 Series I,                         2,900      2,904
   MBIA  Insured, 5.60% 2016

New Mexico  -  0.26%
Educational Assistance Foundation, Student Loan Rev. Bonds, Subordinate                          695        712
  1992 Series One-B AMT, 6.85% 2005

New York  -  7.66%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured Mortgage Nursing                          870        857
  Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of  New York, as Lessee                       1,500      1,544
   (John Jay College of Criminal Justice Project Ref.), 6.00% 2006
Secured Hospital Rev. Ref. Bonds:
Saint Agnes Hospital, Series 1998A, 4.80% 2006                                                 1,000        962
Wyckoff Heights Medical Center, Series 1998H, 5.125% 2008                                      2,000      1,939
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York City), 1996 Series A                     5,450      5,578
  Ref., 6.00% 2006
Port Auth. of New York and New Jersey, Special Project Bonds (Delta Air Lines,                 3,000      3,126
   Inc. Project), LaGuardia Airport Passenger Terminal, Series 1R, 6.95% 2008
State Medical Care Facs. Fin. Agcy., Mental Health Services Facs. Improvement
   Rev. Bonds, Series 1997B:
5.30% 2004                                                                                     1,620      1,627
6.00% 2007                                                                                     1,000      1,030
Castle Rest Residential Health Care Fac., FHA-Insured Mortgage Rev. Bonds,                     1,400      1,357
  Series 1997A, 4.875% 2007
Dutchess County Industrial Dev. Agcy., Industrial Dev. Bonds (IBM Project),                    2,000      1,956
   Series 1999 AMT, 5.45% 2029 (2009) (1)
City of New York, G.O. Bonds, Fiscal 1996 Series E, 6.50% 2004                                 1,000      1,049

North Carolina  -  4.89%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref.:
Series 1993B:
6.00% 2005 (2003) (1)                                                                          1,330      1,337
6.125% 2009                                                                                    1,750      1,737
Series 1993C, 5.50% 2007                                                                       1,550      1,504
Series 1999D, 5.45% 2004                                                                       1,000        989
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1992:
5.75% 2002                                                                                     1,010      1,016
5.90% 2003                                                                                     1,000      1,009
6.00% 2004                                                                                     4,525      4,572
6.00% 2005                                                                                     1,250      1,260

Ohio  -  1.11%
Air Quality Dev. Auth., Pollution Control Rev. Ref. Bonds (Ohio Edison Company                 1,000        983
   Project), Series 1999C, 5.80% 2016 (2004) (1)
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, 1992 Series A-2 AMT,                       15         15
   5.70% 2013 (2000) (1)
The Student Loan Funding Corp., Cincinnati, Student Loan Rev. Bonds, Series                    1,000        989
  1988B-3 AMT, AMBAC Insured, 5.125% 2005
County of Knox, Hospital Facs. Ref. Rev. Bonds, Series 1998 (Knox Community                    1,155      1,060
  Hospital), Asset Guaranty Insured, 4.70% 2008

Oklahoma  -  0.84%
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS Health), Series
   1995D, AMBAC Insured:
5.25% 2004                                                                                     1,000      1,006
5.25% 2006                                                                                     1,300      1,296

Pennsylvania  -  4.15%
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospital Project),                   2,180      2,157
   1998 Series A, AMBAC Insured, 5.00% 2005
Delaware County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds,                      1,500      1,452
   1999 Series A (PECO Energy Co. Project), 5.20% 2021 (2004) (1)
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev.
  Bonds (Jefferson Health System), Series 1997 A:
5.50% 2006                                                                                     2,045      2,029
5.50% 2008                                                                                     1,000        974
Montgomery County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds,                    1,500      1,457
   1999 Series A (PECO Energy Co. Project), 5.20% 2030 (2004) (1)
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia                       3,410      3,327
   Airport System Project), Series 1998A AMT, FGIC Insured, 5.25% 2009

Rhode Island  -  0.50%
Student Loan Auth., Student Loan Rev. Ref. Bonds, Series 1992B AMT,                            1,300      1,358
  6.90% 2003 (2001) (1)

South Carolina  -  0.86%
Florence County, Hospital Rev. Bonds, McLeod Regional Medical Center                           2,330      2,351
   Project, MBIA Insured, Series 1998A, 5.50% 2007

South Dakota  -  0.62%
Housing Dev. Auth., Homeownership Mortgage Bonds, 1996 Series A, 5.50% 2010                      695        680
Student Loan Fin. Corp., Student Loan Rev. Bonds, Series 1994-A AMT, 5.95%  2001               1,000      1,017

Tennessee  -  0.35%
Housing Dev. Agcy., Homeownership Program Bonds, Issue 1999-2A AMT, 5.05% 2008                 1,000        962

Texas  -  5.66%
G.O. Bonds, Veterans' Housing Assistance Program, Fund I, Series 1994C Ref.                      490        482
    Bonds, 6.25% 2015 (2000) (1)
Dept. of Housing and Community Affairs, Single Family Mortgage Rev. Bonds,                     1,080      1,088
   1996 Series B, MBIA Insured, 5.55% 2011 (1)
Bell County Health Facs. Dev. Corp., Hospital Rev. Ref. and Improvement Bonds                  1,965      1,934
   (Cook Children's Medical Center Project), Series 1998, FSA Insured, 5.25% 2008
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
   Retirement Services, Inc. Obligated Group Project), Series 1998:
5.00% 2005                                                                                     1,330      1,290
5.00% 2007                                                                                     1,470      1,389
Brazos Higher Education Auth. Inc., Student Loan Rev. Ref. Bonds, Subordinate                    910        915
  Series, 1993C-2 AMT, 5.875% 2004
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Ref Bonds (Children's Hospital Project), Series 1995, MBIA Insured,              1,000      1,040
   6.00% 2004
Hospital Rev. Bonds (Memorial Hermann Hospital System Project), Series 1998,                   1,000        984
  FSA Insured, 5.25% 2008
City of Houston, Airport System, Subordinate Lien Rev. Bonds, Series 1998B AMT,                3,500      3,415
   FGIC Insured, 5.25% 2009
Matagorda County, Navigation Dist. Number One, Rev. Ref. Bonds (Reliant Energy,                2,000      1,970
   Inc. Project), Series 1999C, 5.20% 2029 (2002) (1)
Tarrant County, Health Facs. Dev. Corp., Health Resources Systems Rev. Bonds,                  1,000      1,006
  Series 1997A, MBIA Insured, 5.50% 2007

Utah  -  1.70%
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds:
Series 1996, 5.45% 2004                                                                          680        686
Series 1997 F-2 AMT, 5.50% 2010 (1)                                                              975        954
Single Family Mortgage Bonds, AMT:
1998 Issue F-2 , 4.25% 2008                                                                    2,440      2,294
1998 Issue D-2 , 5.25% 2012 (1)                                                                  390        370
1998 Issue E-1 , 5.25% 2012 (1)                                                                  370        351

Vermont  -  0.93%
Educational and Health Buildings Fncg. Agcy., Hospital Rev. Bonds (Medical                     2,500      2,545
  Center Hospital of Vermont Project), Series 1993, FGIC Insured, 5.75% 2007

Virginia  -  1.48%
Housing Dev. Auth., Commonwealth Mortgage Bonds, 1995 Series A AMT,                            1,000      1,007
   Subseries A-1, 6.50% 2003
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev. Bonds (Daughters                   2,000      2,125
   of Charity National Health System DePaul Medical Center), Series 1992A,
   6.50% 2007 (2002) (1)
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev. Bonds,                      1,000        941
  Senior Current Interest Bonds, Series 1998A, 5.25% 2007
Virgin Islands  -  0.72%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998 C,              2,000      1,984
   5.00% 2002

Washington  -  3.53%
Health Care Facs. Auth.:
Rev. Bonds, Series 1997A (Catholic Health Initiatives), MBIA Insured, 5.50% 2005               1,000      1,015
Weekly Rate Demand Rev. Bonds (Virginia Mason Medical Center), 1997 Series A,                  2,000      2,078
  MBIA Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A, 6.30% 2001                                1,000      1,022
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1992A, 5.90% 2004                                                                       1,500      1,545
Series 1998A, 5.00%  2005                                                                      1,000        987
Series 1997B, 5.50%  2006                                                                      2,000      2,017
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1990B, 7.375% 2004                               1,000      1,032


West Virginia  -  0.37%
State Building Commission, Lottery Rev. Bonds, 1997 Series A,                                  1,000      1,005
  MBIA Insured,  5.00% 2003

Wisconsin  -  2.22%
Health and Educational Facs. Auth.:
Var. Rate Hospital Rev. Bonds (Charity Obligated Group, Daughters of Charity                   3,715      3,683
   National Health System), Series 1997D, 4.90% 2015 (2005) (1)
Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.), 4.60% 2008                                  1,010        892
Housing and Econ. Dev. Auth., Housing Rev. Ref. Bonds, Series 1992A, 6.20% 2001                1,500      1,521
                                                                                                    ----------

                                                                                                        261,237
                                                                                                    ----------


Tax-Exempt Securities Maturing in One Year or Less - 3.51%
Lincoln County, Wyoming, Pollution Control Rev. Bonds (Exxon Project),                         1,000      1,000
  Series 1984C, 3.65% 2014 (3)
State of North Carolina, Medical Care Commission Variable Rate Hospital                        1,200      1,200
   Rev. Bonds (Pooled Fncg. Project), Series 1996A, 3.65% 2016 (3)
State of Texas, Tax and Rev. Anticipation Notes, Series 1999A, 4.50% 8/31/00                   7,400      7,423
                                                                                                    ----------
                                                                                                          9,623
                                                                                                    ----------
TOTAL TAX-EXEMPT SECURITIES  (cost:$278,806,000)                                                        270,860
Excess of cash and receivables over payables                                                              3,461
                                                                                                    ----------
NET ASSETS                                                                                             $274,321
                                                                                                      ========

(1) Valued on the basis of the effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer.

(2) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Coupon rate may change periodically.

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. - Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue

Limited Term Tax-Exempt Bond Fund of America                                   (unaudited)
Financial Statements
Statement of Assets and Liabilities
at January 31, 2000 (dollars in thousands)
Assets:
Tax-exempt securities
(cost: $278,806)                                                                  $270,860
Cash                                                                                   106
Receivables for--
Sales of investments                                                   $495
Sales of fund's shares                                                1,823
Accrued interest                                                      3,618          5,936
                                                                 ----------     ----------
                                                                                   276,902
Liabilities:
Payables for--
Repurchases of fund's shares                                          2,092
Dividends payable                                                       307
Management services                                                      59
Accrued expenses                                                        123          2,581
                                                                 ----------     ----------
Net Assets at January 31, 2000 --
Equivalent to $14.20 per share on 19,320,632
shares of beneficial interest issued and
outstanding; unlimited shares authorized                                          $274,321
                                                                                ==========


Statement of Operations
for the six month ended January 31, 2000
(dollars in thousands)
Investment Income:
Income:
Interest on tax-exempt securities                                                   $7,201

Expenses:
Management services fee                                                $546
Distribution expenses                                                   430
Transfer agent fee                                                       66
Reports to shareholders                                                  31
Registration statement and prospectus                                    55
Postage, stationery and supplies                                         12
Trustees' fees                                                            7
Auditing and legal fees                                                  32
Custodian fee                                                             3
Taxes other than federal income tax                                       0
Other expenses                                                            8
                                                                 ----------
Total expenses before reimbursement                                   1,190
Reimbursement of expenses                                               107          1,083
                                                                 ----------     ----------
Net investment income                                                                6,118
                                                                                ----------
Realized Loss and Net Unrealized
Depreciation on Investments
Net realized loss                                                                     (511)
Net unrealized depreciation on
investments:
Beginning of period                                                     (73)
End of period                                                        (7,946)
                                                                 ----------
Net change in unrealized depreciation
on investments                                                                      (7,873)
                                                                                ----------
Net realized loss and unrealized depreciation
on investments                                                                      (8,384)
                                                                                ----------
Net Decrease in Net Assets
Resulting from Operations                                                          ($2,266)
                                                                                ==========


Statement of Changes in Net Assets
(dollars in thousands)
                                                                        Six
                                                               months ended     Year ended
                                                                January 31,       July 31,
                                                                      2000*           1999
                                                                 ----------     ----------
Operations:
Net investment income                                                $6,118        $10,926
Net realized (loss) gain on investments                                (511)         1,150
Net unrealized depreciation
on investments                                                       (7,873)        (6,206)
                                                                 ----------     ----------
Net (decrease) increase in net assets
resulting from operations                                            (2,266)         5,870
                                                                 ----------     ----------
Dividends Paid from Net
Investment Income                                                    (6,152)       (10,912)
                                                                 ----------     ----------
Capital Share Transactions:
Proceeds from shares sold:
7,377,889 and 10,081,007 shares, respectively                       106,183        150,785
Proceeds from shares issued in
reinvestment of net investment
income dividends:
312,158 and 525,895 shares, respectively                              4,484          7,841
Cost of shares repurchased:
7,699,411 and 6,566,151 shares, respectively                       (110,559)       (97,927)
                                                                 ----------     ----------
Net increase in net assets
resulting from capital share
transactions                                                            108         60,699
                                                                 ----------     ----------
Total (Decrease) Increase in Net Assets                              (8,310)        55,657
Net Assets:
Beginning of period                                                 282,631        226,974
                                                                 ----------     ----------
End of period (including undistributed                             $274,321       $282,631
net investment income: $0 and $34, respectively                  ==========     ==========

*Unaudited
See Notes to Financial Statements

 Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION
The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of January 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $7,946,000, of which $569,000 related to appreciated securities and $8,516,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the six months ended January 31, 2000. The fund had available at January 31, 2000 a net capital loss carryforward totaling $1,833,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The cost of portfolio securities for book and federal income tax purposes was $278,806,000 at January 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES
INVESTMENT ADVISORY FEE - The fee of $546,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

The Investment Advisory and Service Agreement provides for a reimbursement to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Reimbursements were $107,000 for the six months ended January 31, 2000.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 2000, distribution expenses under the Plan were limited to $430,000. Had no limitation been in effect, the fund would have paid $577,000 in distribution expenses under the Plan. As of January 31, 2000, accrued and unpaid distribution expenses were $71,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $72,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $66,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Trustees, were $57,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $53,890,000 and $47,645,000, respectively, during the six months ended January 31, 2000.

As of January 31, 2000, accumulated net realized loss on investments was $2,344,000 and paid-in capital was $284,611,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,000 includes $2,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios

                                                           Six months
                                                                ended     Year    ended           July 31
                                                           January 31
                                                              2000(1)     1999     1998      1997    1996      1995
                                                                -----    -----    -----    -----    -----    -----
Net Asset Value, Beginning of Period                           $14.62   $14.85   $14.79   $14.36   $14.29   $14.10
                                                                -----    -----    -----    -----    -----    -----
Income From Investment Operations:
Net investment income                                             .31      .61      .66      .68      .69      .69
Net gains or losses on securities (both
realized and unrealized)                                         (.42)    (.23)     .06      .43      .07      .19
                                                                -----    -----    -----    -----    -----    -----
Total from investment operations                                 (.11)     .38      .72     1.11      .76      .88
                                                                -----    -----    -----    -----    -----    -----
Less Distributions:
Dividends (from net investment income)                           (.31)    (.61)    (.66)    (.68)    (.69)    (.69)
                                                                -----    -----    -----    -----    -----    -----
Net Asset Value, End of Period                                 $14.20   $14.62   $14.85   $14.79   $14.36   $14.29
                                                                =====    =====    =====    =====    =====    =====

Total Return(2)                                            (0.76)%(3)     2.59%   4.95%  7.96%    5.39%       6.45%

Ratios/Supplemental Data:
Net assets, end of period (in millions)                          $274     $283     $227     $203     $197     $191
Ratio of expenses to average net assets                       .42%(3)     .77%     .83%     .83%     .85%     .90%
   before expense reimbursement
Ratio of expenses to average net assets                       .38%(3)     .75%     .75%     .75%     .74%     .64%
   after expense reimbursement
Ratio of net income to average net assets                    2.14%(3)    4.12%    4.40%    4.70%    4.77%    4.88%
Portfolio turnover rate                                     17.93%(3)   17.00%   34.07%   31.89%   34.95%   45.82%



(1)Unaudited.
(2)Excludes maximum sales charge of 4.75%, in effect prior to January 10, 2000, and 3.75% in effect thereafter.
(3)Based on operations for the period shown and, accordingly, not representative of a full year.

Results of Shareholder Meeting (unaudited)

Shares Outstanding on September 3, 1999 (record date)            19,117,262
Shares Voting on December 1, 1999                        12,495,790 (65.4%)

Proposal 1: Election of Trustees

                                                     Percent of                          Percent of
                                                     Shares             Votes            Shares
Trustee                           Votes For          Voting For         Withheld         Withheld
Richard G. Capen, Jr.             12,411,343         99.3%              84,447           0.7%
H. Frederick Christie             12,403,965         99.3               91,825           0.7
Don R. Conlan                     12,404,423         99.3               91,367           0.7
Diane C. Creel                    12,411,343         99.3               84,447           0.7
Martin Fenton                     12,410,058         99.3               85,732           0.7
Leonard R. Fuller                 12,411,343         99.3               84,447           0.7
Abner D. Goldstine                12,403,965         99.3               91,825           0.7
Paul G. Haaga, Jr.                12,404,423         99.3               91,367           0.7
Richard G. Newman                 12,411,343         99.3               84,447           0.7
Frank M. Sanchez                  12,413,710         99.3               82,080           0.7

Proposal 2: Eliminate or revise certain of the fund's investment restrictions

                                                                  Percent of
                                   Percent of                     Shares                              Percent of
                                   Shares           Votes         Voting                              Shares
                 Votes For         Voting For       Against       Against          Abstentions        Abstaining
2A.
Pledging         8,680,299         69.5%            539,896       4.3%             332,496            2.7%
Assets

(Broker non-votes = 2,943,099)


2B.
Oil, Gas or      8,689,981         69.5             508,478       4.1              354,232            2.8
Mineral
Exploration

(Broker non-votes = 2,943,099



Proposal 3: Ratification of Auditors

                                                         Percent of
                   Percent of                            Shares                                 Percent of
                   Shares              Votes             Voting                                 Shares
Votes For          Voting For          Against           Against           Abstentions          Abstaining
12,270,049         98.2%               46,764            0.4%              178,978              1.4%

[The American Funds Group(r)]

Limited Term Tax-Exempt Bond Fund of America

Offices of the fund and of
the investment adviser,
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent
for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are two ways to invest in this fund. Class A shares are subject to a 3.75% maximum upfront sales charge that declines for accounts of $100,000 or more. Class B shares have no upfront charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  CGD/INS/4561
Lit. No. LTEX-013-0300